Exhibit 99.1

For Immediate Release

Hyliion Holdings Corp.

Ryann Malone

press@hyliion.com

(833) 495-4466

HYLIION FORMS HYPERTRUCK INNOVATION COUNCIL TO ADVANCE ELECTRIFICATION SOLUTIONS FOR COMMERCIAL TRANSPORTATION INDUSTRY

●	New collaboration includes fleet and technology leaders Agility Logistics, American Natural Gas, Anheuser-Busch, GreenPath Logistics, NFI, Penske Truck Leasing, Ruan Transportation Management Systems, Ryder System, Inc., Schneider, Wegmans Food Markets, Werner Enterprises

●	Council members will be the first to operate the Hypertruck ERX™, providing direct feedback to actively advance the powertrain’s path to commercialization

●	Collaboration will aim to help drive sustainable practices in the commercial trucking industry

AUSTIN, Texas (April 7, 2021) -- Hyliion Holdings Corp. (NYSE: HYLN) (“Hyliion”), a leader in electrified powertrain solutions for Class 8 semi-trucks, today announced the formation of the Hypertruck Innovation Council, a select group of fleet, logistics, and transportation industry leaders that will actively support the development of Hyliion’s Hypertruck powertrain solution.

Representing over 100,000 Class 8 commercial trucks globally, the Council will collaborate closely with Hyliion to provide key user insights in the development of the Hypertruck, the company’s electric powertrain for Class 8 commercial trucks that intends to provide superior performance, emissions reductions, and lower operating costs.

Thomas Healy, Founder and CEO of Hyliion, said, “Our customers are at the core of our business. Their feedback and collaboration are crucial to the success of our Hybrid solution, which has already logged millions of real-world miles. That’s why we have brought together the Hypertruck Innovation Council, a group of commercial transportation industry leaders, who will be the first to test and review demonstration units of the Hypertruck ERX and whose feedback will be essential as we improve upon our technology. The Council will also help us ensure that the unique and diverse needs of today’s fleets continue to be reflected in our products as Hyliion develops the next generation of industry-leading, environmentally conscious technology and powertrain solutions.”

Council members will be the first to have access to and put real-world miles on the Hypertruck ERX demonstration units, providing valuable fleet and driver feedback. With an eye on furthering sustainable practices in the commercial trucking industry, the Council shares Hyliion’s focus on reducing carbon emissions without sacrificing performance.

“With one of the largest dedicated fleets in the U.S., Anheuser-Busch is committed to leading the industry towards zero-emissions commercial transportation by improving the sustainability of our own logistics operations,” said Angie Slaughter, Vice President of Sustainability and Logistics Procurement at Anheuser-Busch. “The most impactful technologies come from close collaboration with experienced and innovative minds, and we’re excited to participate in the Hyliion Hypertruck Innovation Council to support the development of a transportation solution that meets the complex needs of today’s fleets while working to build a more sustainable future.”

Healy added, “Now more than ever, fleets need efficient and affordable technologies that also address broader sustainability goals. Our collective strengths will help Hyliion unlock the potential for electrification technology while advancing our customers’ operations and the industry at-large.”

About the Hypertruck ERX

The Hyliion Hypertruck ERX™ is a natural gas charged electric powertrain for Class 8 commercial trucks. The Hypertruck ERX intends to provide a long-haul, electric powertrain solution delivering superior performance, emissions reductions, and reduced operating costs to the global trucking industry. Utilizing the 700+ commercial natural gas vehicle filling stations across North America, it enables long range and quick refueling, and when fueled with renewable natural gas, can provide net-negative carbon emissions to commercial fleets.

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About Hyliion
Hyliion Holdings Corp.’s (NYSE: HYLN) mission is to reduce the carbon intensity and greenhouse gas (GHG) emissions of commercial transportation Class 8 commercial trucks by being a leading provider of electrified powertrain solutions. Leveraging advanced software algorithms and data analytics capabilities, Hyliion offers fleets an easy, efficient system to decrease fuel and operating expenses while seamlessly integrating with their existing fleet operations. Headquartered in Austin, Texas, Hyliion designs, develops, and sells electrified powertrain solutions that are designed to be installed on most major Class 8 commercial trucks, with the goal of transforming the commercial transportation industry’s environmental impact at scale. For more information, visit www.hyliion.com.

1 The Hyliion Hypertruck ERX is a natural gas charged electric powertrain for class 8 commercial trucks.The Hypertruck ERX intends to provide a long-haul, electric powertrain solution delivering superior performance, emissions reductions, and reduced operating costs to the global commercial trucking industry; The Hyliion Hypertruck ERX; BENEFITS; OPERATING COST; Offers a reduced cost of ownership vs. diesel; DIESEL; EMISSIONS; Hypertruck ERX can deliver net-negative carbon emissions; Carbon Intensity; FCEV; BEV; INFRASTRUCTURE; Refueled as quickly as diesel at broad and growing network; 700+ existing heavy duty natural gas stations; RANGE; Long-haul capable; 1,000+ miles; PAYLOAD; Fleets can haul more freight, not battery weight; EASY AS…; 1. The Hypertruck ERX produces electricity onboard with its own natural gas generator; 2. Using proprietary software and battery systems, electricity is then transferred to an electric drive system; 3. The electric drive system propels the Hypertruck ERX equipped truck smoothly, powerfully and efficiently; 1. Based on vehicle configuration and real-world conditions - results may vary depending on a number of factors, including but not limited to, exact route, road conditions, driver, load and fuel pricing 2. California Air Resources Board “Current Fuel Pathways” 2018-2020 (5th-95th percentile) 3. US & Canada https://afdc.energy.gov/fuels/natural_gas_locations.html#/analyze?fuel=CNG&cng_vehicle_class=HD&cng_fill_type=Q&cng_psis=3600 4. Assumes maximum hauling capacity of 80,000lbs, 500+ mile range BEV, Hypertruck ERX vehicle weight based on Company estimates, BEV vehicle weight based on published report from the Department of Mechanical Engineering at Carnegie Mellon University; Illustration for representative purposes only and may be subject to change

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Hyliion and its future financial and operational performance, as well as its strategy, future operations, estimated financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this press release, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyliion expressly disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements herein, to reflect events or circumstances after the date of this press release. Hyliion cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyliion. These risks include, but are not limited to, Hyliion’s ability to disrupt the powertrain market, Hyliion’s focus in 2021 and beyond, the effects of Hyliion’s dynamic and proprietary solutions on its commercial truck customers, accelerated commercialization of the Hypertruck ERX, the ability to meet 2021 and future product milestones, the impact of COVID-19 on long-term objectives, the ability to reduce carbon intensity and greenhouse gas emissions and the other risks and uncertainties set forth in “Risk Factors” section of Hyliion’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2021 for the year ended December 31, 2020. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Hyliion’s operations and projections can be found in its filings with the SEC. Hyliion’s SEC Filings are available publicly on the SEC’s website at www.sec.gov, and readers are urged to carefully review and consider the various disclosures made in such filings.